                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                        BRAVO! FOODS INTERNATIONAL CORP.
                (Name of Registrant as Specified in its Charter)
                  --------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:
            -------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:
            -------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            -------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:
            -------------------------------------------------------------------

      5)    Total fee paid:
            -------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            -------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
            -------------------------------------------------------------------

      3)    Filing Party:
            -------------------------------------------------------------------

      4)    Date Filed:

                        Bravo! Foods International Corp.
                         11300 US Highway 1, Suite 202
                        North Palm Beach, Florida 33408
                                 (561) 625-1411
                               September 8, 2006

Dear Stockholder:

      You are cordially invited to attend a Special Meeting of Stockholders of Bravo! Foods International Corp. which will be held at City Club, Golden Bear Plaza, 1178 U.S. Highway 1-Suite 600, North Palm Beach, Florida 33408 at 10 AM (local time) on Wednesday, October 11, 2006, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of the Special Meeting of Stockholders and the proxy statement.

      All holders of record of the Company's Common Stock, par value $0.001 per share, at the close of business on September 6, 2006 will be entitled to notice of, and to vote at, the Special Meeting of Stockholders. To assure that you are represented at the Special Meeting, whether or not you plan to attend the Special Meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

                                       Sincerely,


                                       Roy G. Warren
                                       President and Chief Executive Officer

                        Bravo! Foods International Corp.
                          11300 US Highway 1, Suite 202
                         North Palm Beach, Florida 33408

                                    NOTICE OF
                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 11, 2006

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Bravo! Foods International Corp., a Delaware corporation (the "Company"), will be held on Wednesday, October 11, 2006, at City Club, Golden Bear Plaza, 1178 U.S. Highway 1-Suite 600, North Palm Beach, Florida 33408 at 10 AM (local time) and at any adjournment or postponement thereof for the following purposes:

      1. To amend the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock from 300,000,000 to 500,000,000;

      2. To amend the Company's Articles of Incorporation to change the name of the Company from Bravo! Foods International Corp. to "Bravo! Brands Inc."; and

      3. To transact such other business as may properly come before the Special Meeting or at any adjournment or postponement thereof.

      Stockholders of record at the close of business on September 6, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

      All stockholders are cordially invited to attend the Special Meeting in person. If you do not expect to be present in person at the Special Meeting, you are requested to complete, date and sign the enclosed proxy card and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Special Meeting. In order for the votes represented by your proxy to be counted at the meeting, your proxy must be received at least one hour before the Special Meeting. In the event you decide to attend the Special Meeting in person, you may, if you desire, revoke your proxy by voting your shares in person at the Special Meeting prior to the vote pursuant to the proxy.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AS SOON AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                       By Order of the Board of Directors,


                                       Roy D. Toulan, Jr.,
                                       Corporate Secretary and General Counsel


North Palm Beach, Florida
September 8, 2006

                        Bravo! Foods International Corp.
                               11300 US Highway 1
                         North Palm Beach, Florida 33408
                                       USA

                               ------------------
                                 PROXY STATEMENT
                                     FOR THE
                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 11, 2006
                               ------------------

                                  INTRODUCTION

      This proxy statement is furnished to stockholders of Bravo! Foods International Corp., a Delaware corporation (the "Company" or "Bravo!"), in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company (the "Board of Directors" or the "Board") for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held at City Club, Golden Bear Plaza, 1178 U.S. Highway 1-Suite 600, North Palm Beach, Florida 33408 on Wednesday, October 11, 2006, at 10 AM (local time), and at any adjournment or postponement thereof.

      This proxy statement, the attached Notice of Special Meeting and the enclosed proxy card are first being mailed to the Company's stockholders on or about September 8, 2006.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Special Meeting

      The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying Notice of Special Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

      The Board of Directors has fixed the close of business on September 6, 2006 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting or any and all adjournments or postponements thereof. The Company's voting securities consist of its common stock, $0.001 par value, of which 195,018,001 shares were outstanding on the Record Date. Each outstanding share of common stock is entitled to one vote and there is no cumulative voting.

Voting at the Special Meeting

      Stockholders can vote at the Special Meeting by using one of the following methods:

      o Written proxy: Stockholders can vote by written proxy by completing, signing and returning the enclosed proxy card in the postage paid envelope provided.

      o Over the internet. Stockholders can vote by electronic proxy by visiting the web site shown on the enclosed proxy card to vote over the internet.

      o In person: Stockholders can vote in person at the meeting. If a stockholder owns shares in street name, that stockholder will need to obtain a valid proxy from the stockholder's broker or bank and bring the valid proxy to the meeting. Please note that if a stockholder owns common shares in street name and requests a valid proxy, any previously executed proxy will be revoked and that stockholder's vote will not be counted unless the stockholder appears at the meeting and votes in person.

      Each outstanding share of common stock is entitled to one vote and there is no cumulative voting. As to each proposal, the presence, in person or by proxy, of a majority of the outstanding shares of the Company entitled to vote shall constitute a quorum for the purpose of considering that matter. Abstentions and broker non-votes will be counted only for the purpose of determining whether a quorum is present.

      Proposals 1 and 2 each require the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting. Broker non-votes will be treated as shares that are present but which have not been voted.

Revocability and Voting of Proxies

      Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Special Meeting or at the Special Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

      o by writing a letter delivered to Roy D. Toulan, Jr., Esq., Corporate Secretary and General Counsel of the Company, stating that the proxy is revoked; or

      o     by submitting another proxy with a later date; or

      o by voting in person at the Special Meeting (attendance at the Special Meeting will not, in and of itself, revoke the earlier proxy).

      Any stockholder entitled to vote at the Special Meeting may attend the Special Meeting and any stockholder who has not submitted a proxy or has properly revoked a proxy may vote in person at the Special Meeting. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee, that stockholder may not vote in person at the Special Meeting, unless the stockholder requests and obtains a valid proxy.

      Unless the Company receives specific instructions to the contrary or unless such proxy is properly revoked, votes represented by each properly executed proxy will be voted: (i) FOR the amendment of the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock from 300,000,000 to 500,000,000; (ii) FOR the amendment of the Company's Articles of Incorporation to change the name of the Company from Bravo! Foods International Corp. to "Bravo! Brands Inc."; and (iii) with respect to any other matters that may properly come before the Special Meeting, at the discretion of the proxy holders.

Solicitation

      The Company will pay the costs relating to this proxy statement, the proxy card and the Special Meeting. The Altman Group has been retained to solicit proxies personally or by mail or facsmile at a cost anticipated to be $5,500 plus routine out-of-pocket disbursements. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies by mail, facsimile or other means or in person. They will not receive any additional payments for the solicitation.

Householding

      If you and others who share your mailing address own shares of the Company's common stock or shares of other companies' common stock through bank or brokerage accounts, you may have received a notice that your household will receive only one proxy statement from each company whose shares are held in such accounts. This practice, known as "householding," is designed to reduce the volume of duplicate information and reduce printing and postage costs. You may discontinue householding by contacting your bank or broker.

      You may also request delivery of an individual copy of the proxy statement by contacting the Company at (561) 625-1411 or by writing to Bravo! Foods International Corp., 11300 US Highway 1, North Palm Beach, Florida 33408, USA,
Attn: Corporate Secretary.

      You may be able to initiate householding if your bank or broker has chosen to offer such service, by following the instructions provided by your bank or broker.

                           PROPOSALS TO BE VOTED UPON

Proposal No. 1. APPROVAL OF THE AMENDMENT OF THE COMPANY'S ARTICLES OF
                INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

      The Board of Directors has approved and is recommending to stockholders a proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 300,000,000 shares to 500,000,000 shares. The Company is currently authorized to issue 5,000,000 shares of preferred stock, par value $0.001 per share, and the proposed amendment will not affect such authorization.

      Because the Company has historically operated at a loss, its cash flows have been insufficient to support its working capital requirements and the Company has subsequently conducted private placements of equity in connection with PIPE financings to finance its operations. Moreover, the Company is currently under contractual obligations to issue shares of common stock greater than the number of shares it is currently authorized to issue and will be forced to refund $15 million held in escrow pursuant to such obligations if the number of authorized shares is not increased. This would drastically limit the Company's ability to finance its working capital needs and meet its cash obligations and likely might require the Company to substantially curtail or cease its operations.

      On July 26, 2006, the Company entered into a Securities Purchase Agreement with five accredited institutional investors, for the issuance and sale of $30 million senior convertible notes and warrants to purchase common stock. The Company's fulfillment of its obligations under the notes and warrants issued will require an issuance of shares of common stock greater than the number of shares that the Company is currently authorized to issue. Moreover, pursuant to the Securities Purchase Agreement, the Company agreed to reserve an amount of common stock issuable upon conversion of the notes and exercise of the warrants that is greater than its current reserve of authorized but unissued shares. Under the terms of the financing, the Company sold $30 million notes, of which $15 million were released upon closing and $15 million is being held in escrow, pending, among other things, stockholder approval of this proposal to increase in the Company's authorized shares of common stock from 300,000,000 shares to 500,000,000 shares. Therefore, the Company will not be able to complete the transactions contemplated by the Securities Purchase Agreement without stockholder approval for an increase in the number of authorized shares.

      When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of common stock when such shares are issued. If the stockholders vote to approve the increase in the number of authorized shares of common stock, the Company will immediately reserve an amount of the newly authorized shares of common stock needed to cover the Company's obligations in connection with the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, a total of 63,697,479 shares are currently issuable, and would necessitate issuance from the newly authorized shares of common stock. Nonetheless, under the terms of the financing documents, the Company must reserve 130% of the total amount of issuable shares of common stock. Other than the above, the Company does not presently have any definitive plans, arrangements or understandings with respect to the issuance of any of the remaining newly authorized shares of common stock.

      Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening an annual meeting of stockholders for the purpose of approving an increase in the Company's capitalization. The increase in authorized common stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The issuance of additional shares of common stock may furthermore, depending upon the circumstances under which such shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of common stock by existing stockholders. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

      Unless the Company's stockholders approve an amendment to its certificate of incorporation to increase the number of authorized shares of common stock, the Company will be forced to refund the $15 million held in escrow and will not be able to perform its obligations under the Securities Purchase Agreement, as discussed above. Such an occurrence would drastically limit the Company's ability to finance its working capital needs and meet its cash obligations. Management of the Company believes that it is highly likely that such an occurrence would require the Company to substantially curtail or cease its operations, and could result in a total loss of your investment in the Company.

      If this proposal is approved, Article IV, Capital Stock of the Company's Articles of Incorporation would be amended and restated as follows:

      "The authorized capital stock of the Corporation shall consist of 500,000,000 shares of common stock with a par value of $0.001 per share and 5,000,000 shares of preferred stock with a par value of $0.001 per share."

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE ARTICLES OF ASSOCIATION TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 300,000,000 TO 500,000,000. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

      Approval of the amendment of the Articles of Association to increase the authorized shares of the Company's common stock from 300,000,000 to 500,000,000 requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting.

Proposal No. 2. APPROVAL OF THE AMENDMENT OF THE COMPANY'S ARTICLES OF
                INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM BRAVO! FOODS INTERNATIONAL CORP. TO "BRAVO! BRANDS INC."

      The Board believes that it is advisable and for the benefit of the Company to amend the Company's Articles of Incorporation to change the name of the Company from Bravo! Foods International Corp. to "Bravo! Brands Inc." in order to more succinctly and accurately reflect the Company's current business model and the scope of its business offering. The Company is engaged in the sale of flavored milk products and flavor ingredients in the United States and various other countries. The Company does not, however, develop or market food products. The Board therefore believes that the name "Bravo! Brands Inc." better reflects the nature of the Company's business. Additionally, the Company's domain name is www.bravobrands.com, which more closely resembles the Company's proposed new name. The Company therefore believes that the proposed name change would facilitate better name recognition and ultimately serve the Company's best interests.

      If the proposed amendment is approved, Article I of the current Articles of Incorporation, as amended, would be deleted in its entirety and replaced by the following:

      "The name of the Company shall be Bravo! Brands Inc."

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM BRAVO! FOODS INTERNATIONAL CORP. TO "BRAVO! BRANDS INC.". PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

      Approval of the amendment of the Company's Articles of Incorporation to change the name of the Company from Bravo! Foods International Corp. to "Bravo! Brands Inc." requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the total number and percentage of the Company's voting common shares beneficially owned as of September 6, 2006 by:
(1) each person known to the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding voting shares; (2) each of the Company's Directors; (3) each of the Company's executive officers; and (4) all of the Company's executive officers and Directors as a group. Except as otherwise noted below, the address of each of the persons in the table is c/o Bravo! Foods International Corp., 11300 US Highway 1, North Palm Beach Florida 33408, USA.

      The following conditions apply to all of the following tables:

      o except as otherwise noted, the named beneficial owners have direct ownership of the stock and have sole voting and investment power with respect to the shares shown

      o the class listed as "common" includes the shares of common stock underlying the Company's issued convertible preferred stock, options and warrants

Beneficial Owners

                     Name and Address          Amount and Nature of   Percent of
Title of Class    of Beneficial Owner(1)       Beneficial Ownership    Class(2)

Common           Coca-Cola Enterprises Inc.         30,000,000          15.38%
                 2500 Windy Ridge Parkway
                 Atlanta, GA 30339

Common           Mid-Am Capital, L.L.C.(3)          19,482,298           9.99%
                 Northpointe Tower
                 10220 North Ambassador Drive
                 Kansas City, MO  64190

Common           Lombard Odier Darier Hentsch       16,500,000           8.46%
                 & Cie(4)
                 Rue de la Corraterie 11
                 1204 Geneva
                 Switzerland

Common           Magnetar Capital Master Fund,      13,750,000           7.05%
                 Ltd(4)
                 1603 Orrington Avenue
                 13th Floor
                 Evanston, IL 60201

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 6, 2006 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.
(2) Percentage calculated from base of 195,018,001 shares of common stock issued and outstanding.
(3) This owner is contractually limited to a beneficial ownership of our equity not to exceed 9.99%. Equity listed consists of convertible preferred, convertible debentures and/or warrants.
(4) Equity listed consists of common stock and warrants to purchase common stock.

Management Owners

                   Name and Address of      Amount and Nature     Percent of
Title of Class     Management Owner(1)        of Ownership         Class(2)

Common            Roy G. Warren                5,749,765(3)          2.95%

Options           Jeffrey J. Kaplan              200,000         Less than 1%

Common            Robert Cummings              1,130,038(4)      Less than 1%

Common            John McCormack               1,312,538(4)      Less than 1%

Common            Arthur W. Blanding             947,297(5)      Less than 1%

Common            Phillip Pearce                 962,297(6)      Less than 1%

Common            Stanley Hirschman            1,040,652(7)      Less than 1%

Common            Gerald L. Bos                    -                   -

Common            Stanley Harris                   -                   -

Common            Roy D. Toulan, Jr.           1,615,121(8)      Less than 1%

Common            Tommy Kee                    1,042,385(8)      Less than 1%

Common            Benjamin Patipa              1,358,700(8)      Less than 1%

Common            Michael Edwards              2,000,000(8)          1.03%

Common            Executive officers and      17,358,793             8.90%
                  directors as a group

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 6, 2006 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.
(2) Percentage calculated from base of 195,018,001 shares of common stock issued and outstanding.
(3) Includes options to purchase 2,500,000 shares of the Company's common stock pursuant to a 2005 Incentive Stock Option Plan adopted by the Board of Directors on May 12, 2005.
(4) Includes options to purchase 565,038 shares of the Company's common stock pursuant to a 2005 Incentive Stock Option Plan adopted by the Board of Directors on May 12, 2005.
(5) Includes options to purchase 494,408 shares of the Company's common stock pursuant to a 2005 Incentive Stock Option Plan adopted by the Board of Directors on May 12, 2005.
(6) Includes options to purchase 706,297 shares of the Company's common stock pursuant to a 2005 Incentive Stock Option Plan adopted by the Board of Directors on May 12, 2005.
(7) Includes options to purchase 670,982 shares of the Company's common stock pursuant to a 2005 Incentive Stock Option Plan adopted by the Board of Directors on May 12, 2005.
(8) Includes options to purchase 600,000 shares of the Company's common stock pursuant to a 2005 Incentive Stock Option Plan adopted by the Board of Directors on May 12, 2005.

      There currently are no arrangements that may result in a change of ownership or control.

                              STOCKHOLDER PROPOSALS

      The Company has not yet determined when it will hold its annual meeting of stockholders for 2007. Any stockholder proposal intended to be presented at the 2007 annual meeting must be received at the Company's registered office at 11300 US Highway 1, North Palm Beach, Florida 33408, USA, by February 15, 2007 for consideration of inclusion in the proxy statement and form of proxy related to such annual meeting. The proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission. A stockholder proposal submitted after February 15, 2007 will be considered untimely calculated in the manner provided by Rule 14a-4(c)(1) under the Securities Exchange Act of 1934. If a stockholder desires to nominate one or more individuals for election to the Board of Directors at the 2007 annual meeting, written notice of such stockholder's intent to make such a nomination must be received by the Company at its registered office no later than February 15, 2007.

                                      Proxy
                        Bravo! Foods International Corp.
                    Proxy Solicited by the Board of Directors
                     for the Special Meeting of Stockholders
                         to be Held on October 11, 2006

      The undersigned hereby appoints Roy G. Warren, Stanley A. Hirschman and Roy D. Toulan, Jr., and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the common shares of Bravo! Foods International Corp. (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at City Club, Golden Bear Plaza, 1178 U.S. Highway 1-Suite 600, North Palm Beach, Florida 33408 on Wednesday, October 11, 2006 at 10 AM (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

      This proxy, when properly executed will be voted as directed herein. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS NO. 1 AND 2. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.

      HAS YOUR ADDRESS CHANGED? INDICATE CHANGES BELOW.

      DO YOU HAVE ANY COMMENTS?

                        BRAVO! FOODS INTERNATIONAL CORP.
 C/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038

      This proxy is solicited on behalf of the Company's Board of Directors. It may be revoked up to one hour prior to the Special Meeting.

      Receipt of notice of the Special Meeting and receipt of the proxy statement is hereby acknowledged, and the terms of the Notice and proxy statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any and all adjournments, postponements and continuations thereof.

      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE COMMON SHARES ARE REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

      DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1 AND 2.

      1. To amend the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock from 300,000,000 to 500,000,000.

      [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

      2. To amend the Company's Articles of Incorporation to change the name of the Company from Bravo! Foods International Corp. to "Bravo! Brands Inc."

      [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

                                  SIGNATURE(S)


                                  SIGNATURE(S)